SEMIANNUAL Report

                                [PHOTO OMITTED]


                        Patriot Premium Dividend Fund I
                                 MARCH 31, 1998

                                    TRUSTEES
                            Edward J. Boudreau, Jr.
                                James F. Carlin
                             William H. Cunningham*
                                Charles F. Fretz
                              Harold R. Hiser, Jr.
                                Anne C. Hodsdon
                               Charles L. Ladner
                              Leo E. Linbeck, Jr.
                             Patricia P. McCarter*
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                            Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                               Vice Chairman and
                            Chief Investment Officer
                                 Anne C. Hodsdon
                     President and Chief Operating Officer
                                James B. Little
                           Senior Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                 Second Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                              COMMON SHAREHOLDERS
                              225 Franklin Street
                          Boston, Massachusetts 02110

                            TRANSFER AGENT FOR DARTS
                            The Chase Manhattan Bank
                              450 West 33rd Street
                            New York, New York 10001

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803


                   Listed New York Stock Exchange Symbol: PDF
                         John Hancock Closed-End Funds:
                                 1-800-843-0090


CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:


During the last decade, investors have become used to seeing stock market returns averaging 15% or so each year. In the past three years, the stock market has treated us to a record run, producing annual returns in excess of 20%.

After such a long and remarkable performance, many began this year wondering what the market would do for an encore in 1998. The answer so far has been more of the same. This achievement continues to bolster many investors' convictions that the market will produce these results forever, or, in the worst case, that market declines will always be short-lived. While the economy remains solid and the environment favorable, history and reason tell us it's a highly unlikely scenario.

This doesn't mean we know what the market will do next, or that it's riding for a fall. But after such a run, even in this "new era" of strong economic growth with low inflation, we believe it would be wise for investors to set more realistic expectations. As we've said before, markets do indeed move in two directions, even though we've seen "up" much more than "down" recently. Over the long term, the market's historical results have been more in the 10% per year range, which is still a solid result, considering it has been produced despite wars, depressions and other social upheavals along the way.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to third paragraph.]

In addition to adjusting, or at least re-examining, expectations, now could also be a good time to review with your investment professional how your assets are diversified, perhaps with an eye toward a more conservative approach. Stocks, especially with their outsized gains of the last three years, might have grown to represent a larger piece of your portfolio than you had originally intended, given your objectives, time horizon and risk level.

At John Hancock Funds, our goal is to help you reach your financial objectives and maintain wealth. One way we can do that is by helping you keep your feet on the ground as you pursue your dreams.

Sincerely,


/s/Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                            Premium Dividend Fund I

                      Electric utility stocks charge ahead
                 in favorable market and regulatory environment

Despite a relatively weak start, it was "lights on" for electric  utility stocks
- the Fund's primary focus - over the past six months as they staged one of their most impressive rallies in years. When the curtain opened on the period, electric companies were decidedly out of favor, because investors were flocking to high-octane growth sectors of the market. But by late October, economic and currency problems in Southeast Asia prompted a wave of electric utility stock buying. In the face of a potentially dramatic slowdown in that region, with its potentially negative effects on the world economies, investors turned their sights toward the

"...the Dow Jones Utility Average [rose] to an all-time high..."

more essential, domestically oriented segments of the market including electric utilities. Falling bond yields and rising bond prices further fueled electric stocks, which typically follow bond prices because of their high yields. Finally, the regulatory environment which had dealt the sector some blows in early 1997 turned more favorable. The combination of these factors led the Dow Jones Utility Average to an all-time high on December 31, 1997.

January and February proved to be less favorable to electric stocks, however, largely because of a bout of profit-taking and new regulatory concerns. Although they briefly faltered in those two months, electric stocks took center stage again in March. Positive regulatory developments in Pennsylvania and Texas, coupled with a number of favorable comments from influential

[A 2 1/4" x 3 1/2" photo of fund management team. Caption reads: Fund Management Team (l-r): Susan Kelly, Gregory Phelps and Mark Maloney.]

              John Hancock Funds - Patriot Premium Dividend Fund I

["Pie chart with the heading "Portfolio Diversification" at the top left hand column. The chart is divided into 5 sections. Going from top left to right; Industrials 7%; Other 3%; Preferred Stock Utilities 48%; Common Stock Utilities 26%; Financials 16%. Footnote below states "As a percentage of net assets on March 31, 1998."]

Wall Street analysts set off a new rally that pushed the Dow Jones Utility Average back up to its previous high set on the last day of 1997.

Performance and strategy  recap
For the six months ended March 31, 1998, the Fund posted a total return of 13.52% at net asset value. By comparison, for the same six-month period the Dow Jones Utility Average had a total return of 22.40% and the average preferred stock closed-end fund returned 8.74%, according to Lipper Analytical Services, Inc. Prior to the start of the period, we had built up our stake in electric common stocks because we felt that their prices were compelling. And after their January and February weakness, we added more. At the end of the period, electric utility common stocks made up 26% of the Fund's investments, compared to 21% six months earlier. Our increased holdings in these stocks helped our performance since they outpaced their preferred stock counterparts.

"...our focus remained on preferred stocks..."

["Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance...and what's behind the numbers. The first listing is Montana Power followed by an up arrow and the phrase "Joint ventures with telecom providers well received."

The second listing is Union Texas Petroleum followed by a up arrow with the phrase "Scarcity of DRD-eligible securities boosts prices."

The third listing is TDS Capital followed by a left and right arrow with the phrase "Investors shun its taxable status" Footnote at the bottom states: See "Schedule of Investments". Investment holdings are subject to change.]

Despite the increase in our common stocks holdings, our focus remained on preferred stocks because of their more consistent income stream. We also saw solid performance from many of these preferred stock holdings, which generally offer much higher yields than their common stock counterparts, but don't have as much price movement as common stocks during market declines or rallies. Of our preferred holdings, roughly three-quarters were securities eligible for the dividends-received deduction (DRD), which offer distinct tax advantages to corporate investors. Thanks to a favorable bond market, a dwindling supply of these securities and a growing demand for them, many of our DRD-eligible preferred holdings posted good gains.

Leaders  and  laggards
One of our best performers during the period was the DRD-eligible preferred stock of Union Texas Petroleum. It rose by nearly 6% in the weeks after we bought it near the period's end. One of the primary reasons for its rise was the scarcity of high-quality, attractively priced preferred stocks in general, and the scarcity of that security in particular. Not only did it offer an attractive 7.14% yield, but it also offered good call protection, which means it can't be redeemed by the company before a specified date. Call protection is extremely beneficial when interest rates are falling and corporations look to refinance their outstanding obligations at lower rates as a way to cut their costs. This feature allows us to hang on to stocks with higher-than-average yields. Another good preferred stock performer was Ford Motor Company,

                 John Hancock Funds - Patriot Premium Dividend Fund I

["Bar Chart with the heading "Fund Performance" at the top of left hand column. Under the heading is the footnote: "For the six month ended March 31, 1998." The chart is scaled in increments of 5% with 25% at the top and 0% at the bottom. The first represents the 13.52% total return for John Hancock Patriot Premium Dividend Fund I. The second represents the 8.74% total return for Average preferred stock closed-end fund. The third represents the 22.40% total return for Dow Jones Utility Average. A Footnote below reads " The total return for
John Hancock Patriot Premium Dividend Fund I is at net asset value with all distributions reinvested. The average preferred stock closed-end fund is tracked by Lipper Analytical Services, Inc. The Dow Jones Utility Average is an unmanaged index that measures the performance of the utility industry in the United States."]

which tendered, or bought back, our holdings at very attractive prices. A few of our preferred holdings got left behind during the period, primarily because they weren't DRD-eligible, and as such, their dividends were fully taxable. One example was telephone and data systems holding TDS Capital. Despite the fact that the company has strong operating results and that its preferred stock has an attractive 8.50% yield and relatively good call protection, its price languished because of its taxable status. Among our common stock utility holdings, some of the strongest returns came from Montana Power and Boston Edison. Montana Power, one of the nation's lowest-cost energy producers, got rousing applause from investors for entering into a joint agreement with Williams Companies and Enron to provide telecommunications services, and for selling off its generating assets. In a similar development, Boston Edison has teamed up with cable television operators to offer cable and Internet service to its customers.

Outlook and strategy
We're optimistic about the prospects for electric utility stocks. Most companies in the industry are feverishly cutting costs, slashing capital expenditures and reducing debt. Those actions bode well for the profitability of those companies that undertake these programs. In addition to better

"...the electric utility sector stands to benefit from its investment in non-regulated utilities..."

profits, the electric utility sector stands to benefit from its investment in non-regulated operations such as telecommunications. And we believe the sector should get an added boost from the actions of many electric companies now announcing and implementing stock buyback programs. For those reasons, we'll continue to look for opportunities to add to attractive electric utility common stocks as long as we feel those fundamentals are in place. As for preferred stocks, we will keep them our primary focus. But with no signs of change in the scarcity of DRD-eligible preferreds, electivity will be the watchword. We'll take special care to find those that we believe are attractively priced in a market environment that has pushed some DRD-eligible preferreds to very expensive price levels.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

              John Hancock Funds - Patriot Premium Dividend Fund I

The Statement of Assets and Liabilities is the Fund's balance sheet on March 31, 1998. You'll also find the net asset value per share, for each Common Share, as of that date.

Statement of Assets and Liabilities
March 31, 1998 (Unaudited)

Assets:
Investments at value - Note C:
    Preferred stocks (cost - $148,180,629) ....................... $159,551,456
    Common stocks (cost - $49,834,822) ...........................   60,827,441
    Bonds (cost -  $4,989,223) ...................................    5,029,200
    Short-term investments (cost - $4,091,698) ...................    4,091,698
                                                                     ----------
                                                                    229,499,795
    Dividends receivable .........................................    1,017,043
    Interest receivable ..........................................       22,153
    Other assets .................................................       15,058
                                                                     -----------
                        Total Assets .............................  230,554,049
                        --------------------------------------------------------
Liabilities:
    DARTS dividend payable .......................................       70,555
    Common shares dividend payable ...............................      136,394
    Foreign tax payable ..........................................        7,453
    Payable to John Hancock Advisers, Inc.
    and affiliates- Note B .......................................      263,142
    Accounts payable and accrued expenses ........................       87,940
                                                                     -----------
                        Total Liabilities ........................      565,484
                        --------------------------------------------------------

Net Assets:
    Dutch  Auction  Rate  Transferable  Securities
    Preferred  Shares Stock Series A (DARTS) -
    Without par value, unlimited number of shares
    of beneficial interest authorized,  685 shares
    issued,  liquidation preference of $100,000 per
    share - Note A ...............................................   68,500,000
                                                                     -----------
Common Shares -
    Without par value, unlimited number of shares of
    beneficial interest authorized, 14,979,601
    shares issued and outstanding ................................  139,242,993
    Accumulated net realized loss on investments .................     (657,798)
    Net unrealized appreciation of investments ...................   22,405,608
    Undistributed net investment income ..........................      497,762
                                                                    ------------
                        Net Assets applicable to
                        Common Shares ($10.78 per
                        share based on 14,979,601
                        shares outstanding) ......................  161,488,565
                                                                    ------------
                        Net Assets ............................... $229,988,565
                        ========================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.
It also shows net gains and losses for the period stated.

Statement of Operations
Six months ended March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
    Dividends (net of foreign withholding taxes
    of $8,570) ...................................................   $8,019,940
    Interest .....................................................       92,172
                                                                     -----------
                                                                      8,112,112
                                                                     -----------
Expenses:
    Investment management fee-  Note B ...........................      962,828
    Administration fee- Note B ...................................      111,353
    DARTS and auction fees .......................................       89,822
    Custodian fee ................................................       31,101
    Transfer agent fee ...........................................       28,790
    Auditing fee .................................................       26,640
    Printing and postage .........................................       20,827
    Miscellaneous ................................................       19,880
    Trustees' fee ................................................        9,997
    Legal fees ...................................................        2,480

                        Total Expenses ...........................    1,303,718
                        --------------------------------------------------------
                        Net Investment Income ....................    6,808,394
                        --------------------------------------------------------

Realized and Unrealized Gain on Investments:
         Net realized gain on investments sold ...................    1,509,940
         Change in net unrealized appreciation/depreciation
         of investments ..........................................   11,803,224
                                                                    ------------
                        Net Realized and Unrealized
                        Gain on Investments ......................   13,313,164
                        -------------------------------------------------------
                        Net Increase in Net Assets
                        Resulting from Operations ................   20,121,558
                        =======================================================
                        Distribution to DARTS ....................   (1,403,433)
                        --------------------------------------------------------
                        Net Increase in Net Assets
                        Applicable to Common
                        Shareholders Resulting from
                        Operations Less DARTS
                        Distributions ............................  $18,718,125
                        ========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

              John Hancock Funds - Patriot Premium Dividend Fund I

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          SIX MONTHS ENDED
                                                   YEAR ENDED             MARCH 31, 1998
                                                   SEPTEMBER 30, 1997     (UNAUDITED)
                                                   ------------------     -----------
Increase (Decrease) in Net Assets:
From Operations:
    Net investment income ..................      $14,602,155            $6,808,394
    Net realized gain (loss) on investments
    sold ...................................         (303,554)            1,509,940
    Change in net unrealized appreciation/
    depreciation of investments ............       12,496,755            11,803,224
                                                  -----------            ----------
    Net Increase in Net Assets Resulting
    from Operations ........................       26,795,356            20,121,558
                                                   ----------            ----------
Distributions to Shareholders:
    DARTS ($4,053 and $2,049 per share,
    respectively)- Note A ..................       (2,776,491)           (1,403,433)
    Common Shares - Note A Dividends from
    net investment income ($0.7500 and
    $0.3498 per share, respectively) .......      (11,207,156)           (5,237,720)
                                                  -----------            ----------
    Total Distributions to Shareholders ....      (13,983,647)           (6,641,153)
                                                  -----------            ----------
From Fund Share Transactions:*
    Value of shares issued to common
    shareholders in reinvestment of
    distributions .........................         1,271,862                   -
                                                  -----------
Net Assets:
    Beginning of period ....................      202,424,589           216,508,160
                                                  -----------           -----------
    End of period (including undistributed
    net investment income of $330,521 and
    $497,762, respectively) ................     $216,508,160          $229,988,565
                                                  ===========           ===========
* Analysis of Common Shareholder Transactions:




                                                                                            SIX MONTHS ENDED
                                                               YEAR ENDED                   MARCH 31, 1998
                                                               SEPTEMBER 30, 1997           (UNAUDITED)
                                                             --------------------          -------------------
                                                           SHARES       AMOUNT          SHARES       AMOUNT
                                                         ----------   ------------   ----------  ------------
Shares outstanding, beginning of period .............    14,843,056   $137,976,469   14,979,601  $139,242,993
Shares issued to common shareholders for
reinvestment of distributions........................       136,545      1,271,862           -           -
Reclassification of capital accounts ................           -           (5,338)          -           -
                                                         ----------   ------------   ----------  ------------
Shares outstanding, end of period ...................    14,979,601   $139,242,993   14,979,601  $139,242,993
                                                         ==========   ============   ==========  ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment of distributions. The footnote illustrates any reclassifications of capital share amounts, the number of Common Shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period for the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

              John Hancock Funds - Patriot Premium Dividend Fund I

Schedule of Investments
March 31, 1998 (Unaudited)

Financial Highlights
Selected data for a Common Share outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------



                                                         YEAR ENDED SEPTEMBER 30,            SIX MONTHS ENDED
                                                ------------------------------------------   MARCH 31, 1998
                                                1993     1994      1995       1996     1997    (UNAUDITED)
                                               ------   ------    ------     ------   ------   ----------------
COMMON SHARES
Per Share Operating Performance
Net Asset Value, Beginning of Period ........   10.47   $11.29     $7.93      $9.17    $9.02       $9.88
                                              -------  -------   -------      ------  ------      ------
Net Investment Income........................    0.90     0.89      0.95       0.94     0.98        0.45
Net Realized and Unrealized Gain (Loss)
on Investments ..............................    1.25    (2.86)     1.30      (0.10     0.82        0.89
                                              -------  -------   -------      ------  ------      ------
 Total from Investment Operations ...........    2.15    (1.97)     2.25       0.84     1.80        1.34
                                              -------  -------   -------      ------  ------      ------
Less Distributions:
Dividends to DARTS Shareholders .............   (0.13)   (0.14)    (0.21)     (0.19    (0.19)      (0.09)
Dividends from Accumulated Net Investment
Income to Common Shareholders ..............    (0.64)   (1.00)    (0.80)     (0.74)   (0.75)      (0.35)
Distributions in Excess of Accumulated
Net Investment Income to
Common Shareholders .........................      -        -         -       (0.06)      -           -
Distributions from Net Realized
Short-Term Capital Gains on Investments to
Common Shareholders .........................   (0.56)   (0.25)       -          -        -           -
                                              -------  -------   -------      ------  ------      ------
 Total Distributions ........................   (1.33)   (1.39)    (1.01)     (0.99)   (0.94)      (0.44)
                                              -------  -------   -------      ------  ------      ------
Net Asset Value, End of Period ..............  $11.29    $7.93     $9.17      $9.02    $9.88      $10.78
                                              =======  =======   =======      ======= ======      ======
Per Share Market Value, End of Period ....... $10.875   $8.000    $9.000     $9.125   $9.375     $10.125
Total Investment Return at Market Value .....   15.66% (16.05%)    23.68%     10.58%   11.35%     10.38%(d)

Ratios and Supplemental Data
Net Assets Applicable to Common Shares,
End of Period (000s omitted) ................$163,683 $116,123  $135,939   $133,925 $148,008    $161,489
Ratio of Expenses to Average
Net Assets* .................................    1.40%    1.29%     1.32%      1.24%    1.26%      1.17%(e)
Ratio of Net Investment Income to
Average Net Assets* .........................    5.62%    6.42%     7.29%      6.75%    6.97%      6.12%(e)
Portfolio Turnover Rate .....................      69%      56%       74%        57%      56%        14%

Senior Securities
Total DARTS Outstanding (000s omitted) ...... $68,500  $68,500   $68,500    $68,500  $68,500     $68,500
Asset Coverage per Unit(a)...................$342,383 $271,736  $290,238   $294,044 $308,832    $327,989
Involuntary Liquidation
Preference per Unit(b) ......................$100,000 $100,000  $100,000   $100,000 $100,000    $100,000
Approximate Market Value per Unit(b).........$100,000 $100,000  $100,000   $100,000 $100,000    $100,000
Average Brokerage Commission Rate(c).........    N/A      N/A       N/A     $0.0580  $0.0384     $0.0504

* Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.
(a) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets, and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.
(b)  Plus accumulated and unpaid dividends.
(c)  Per portfolio share traded.  Required for fiscal years that began September
     1, 1995, or later.
(d)  Not  annualized.
(e)  Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

              John Hancock Funds - Patriot Premium Dividend Fund I

The Schedule of Investments is a complete list of all securities owned by the Patriot Premium Dividend Fund I on March 31, 1998. It's divided into four main categories: preferred stocks, common stocks, long-term debt and short-term investments. The stocks are further broken down by industry group. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                           MARKET
ISSUER DESCRIPTIONS                                 NUMBER OF SHARES       VALUE
-------------------                                 ----------------      --------
PREFERRED  STOCKS
Automobile / Trucks (2.02%)
 General  Motors  Corp.,  9.12%,
  Depositary Shares, Ser G ......................       160,000           $4,660,000
                                                                           ---------
Banks - Foreign (2.08%)
 Australia and New Zealand Banking Group
  Ltd., 9.125% (Australia) .....................        173,000            4,789,938
                                                                           ---------
Banks - U.S. (6.43%)
Chase Manhattan Corp., 10.84%, Ser C ............       107,075            3,252,403
Fleet Financial Group, Inc., 6.75%, Ser VI ......        59,000            3,304,000
Fleet Financial Group, Inc., 9.35%,
 Depositary Shares ..............................       140,000            3,815,000
J.P. Morgan & Company, Inc., 6.625%,
 Depositary Shares, Ser H .......................        80,000            4,420,000
                                                                           ---------
                                                                          14,791,403
                                                                          ----------
Broker Services (2.06%)
 Bear Stearns Companies, Inc., 6.15%,
  Ser E .........................................        20,000            1,065,000
Merrill Lynch & Co., Inc., 9.00%,
 Depositary Shares, Ser A .......................        90,000            2,840,625
Morgan Stanley Group, Inc., 7.75%,
 Depositary Shares ..............................        15,000              838,125
                                                                           ---------
                                                                           4,743,750
                                                                           ---------
Diversified Operations (0.44%)
Grand Metropolitan Delaware, L.P., 9.42%,
 Gtd Ser A ......................................        35,420            1,013,898
                                                                           ---------
Finance (0.40%)
SI Financing Trust I, 9.50%,
 Gtd Pfd Sec & Purchase Contract ................        34,200              921,263
                                                                           ---------
Insurance (2.13%)
Travelers Group, Inc., 8.40%,
 Depositary Shares, Ser K .......................       175,000           $4,900,000
                                                                           ---------
Leasing Companies (2.56%)
 AMERCO, 8.50%, Ser A ...........................        90,000            2,396,250
 Capita Preferred Trust, 9.06% ..................       130,000            3,485,625
                                                                           ---------
                                                                           5,881,875
                                                                           ---------
Oil & Gas (2.28%)
 Lasmo Plc, 10.00%, Ser A, American
  Depositary Receipt (ADR)
  (United Kingdom) ..............................        79,500            2,071,969
Union Texas Petroleum Holdings, Inc.,
 7.14%, Ser A ...................................        30,000            3,165,000
                                                                           ---------
                                                                           5,236,969
                                                                           ---------
Paper & Paper Products (1.36%)
 Bowater, Inc., 8.40%,
  Depositary Shares, Ser C ......................       120,000            3,120,000
                                                                           ---------
Utilities (47.61%)
 Appalachian Power Co., 8.25%, Ser A ............        96,721            2,490,566
 Baltimore Gas & Electric Co., 6.99% ............        34,000            3,876,000
 Boston Edison Co., 4.25% .......................        37,172            2,713,556
 Columbus Southern Power Co., 7.92%,
  Ser B .........................................        60,000            1,511,250
 Columbus Southern Power Co., 8.375%,
  Ser A .........................................        66,000            1,695,375
 Commonwealth Edison Co., $7.24 .................        47,270            4,750,635
 Commonwealth Edison Co., $8.40, Ser A ..........        51,103            5,139,045
 Consumers Energy Co., $2.08 (Class A) ..........        76,751            1,957,151
 Detroit Edison Co., 7.75%,
  Depositary Shares .............................        20,000              497,500
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A .........................................       182,000           10,237,500
 Entergy Gulf States, Inc., Adjustable Rate
  Preferred (ARP), Depositary Shares,
   Ser B ........................................        34,967            1,748,350
 Florida Power & Light Co., 6.75%, Ser U ........        42,000            4,651,500
 Hawaiian Electric Industries Capital Trust I,
  8.36% .........................................       100,000            2,568,750
 Idaho Power Co., 7.07% .........................        13,000            1,460,875
 MCN Michigan, L.P., 9.375%, Ser A ..............       148,800            3,887,400
 Massachusetts Electric Co., 6.99% ..............        13,500            1,513,688

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

              John Hancock Funds - Patriot Premium Dividend Fund I
                                                                           MARKET
ISSUER DESCRIPTIONS                                 NUMBER OF SHARES       VALUE
-------------------                                 ----------------      --------
 Utilities (continued)
  Monongahela Power Co., 7.73%, Ser L ...........        34,500           $3,967,500
  Montana Power Capital I, 8.45%, Ser A .........        40,000            1,075,000
  Montana Power Co., $6.875 .....................        22,500            2,517,188
  NIPSCO Capital Markets, Inc., 7.75%,
   Ser A ........................................       196,110            4,964,034
  Narragansett Electric Co., 6.95% ..............        28,500            1,596,000
  PSI Energy, Inc., 6.875% ......................        37,000            4,120,875
  PacifiCorp 8.375%, Ser A ......................        25,000              635,938
  Portland General Electric Co., 8.25%,
   Ser A ........................................        59,500            1,517,250
  Potomac Electric Power Co., $3.82 .............        25,701            1,317,176
  Public Service Electric & Gas Co., 6.92% ......        25,800            2,860,575
  Puget Sound Energy, Inc., 7.45%, Ser II .......       124,000            3,348,000
  Puget Sound Energy, Inc., 8.50%, Ser III ......       135,836            3,557,205
  Sierra Pacific Power Capital I, 8.60% .........        28,000              729,750
  Sierra Pacific Power Co., 7.80%, Ser 1
   (Class A) ....................................        50,000            1,418,750
  South Carolina Electric & Gas Co., 6.52% ......        50,000            5,525,000
  Southern Union Financing I, 9.48% .............       185,000            4,775,313
  TDS Capital Trust I, 8.50% ....................       132,235            3,305,875
  Texas Utilities Electric Co., $1.875,
   Depositary Shares, Ser A .....................        55,100            1,467,038
  Texas Utilities Electric Co., $7.98 ...........        36,000            4,117,500
  UtiliCorp Capital, L.P., 8.875%, Ser A ........       184,256            4,859,752
  Virginia Electric & Power Co., $7.05 ..........        10,000            1,117,500
                                                                         -----------
                                                                         109,492,360
                                                                         -----------
                  TOTAL PREFERRED STOCKS
                    (Cost $148,180,629)                 (69.37%)         159,551,456
                                                       --------          -----------
COMMON STOCKS
Utilities (26.45%)
 Boston Edison Co. ..............................       175,000            7,339,063
 Conectiv, Inc. .................................       140,000            3,071,250
 Consolidated Edison, Inc. ......................        50,000            2,337,500
 Dominion Resources, Inc. .......................        64,300            2,700,600
 DTE Energy Co. .................................        67,000            2,633,938
 Enova Corp. ....................................        40,000            1,117,500
 Florida Progress Corp. .........................        69,000            2,876,438
 Houston Industries, Inc. .......................        93,500            2,688,125
 IES Industries, Inc. ...........................        42,000            1,561,875
 KeySpan Energy Corp. ...........................        78,000            2,832,375
 LG&E Energy Corp. ..............................        42,000            1,084,125
 Long Island Lighting Co. .......................        66,000            2,079,000
 MidAmerican Energy Holdings Co. ................       143,700            3,260,194
 Montana Power Co. ..............................       108,300            3,905,569
 Nevada Power Co. ...............................        56,600            1,514,050
 Utilities (continued)
  New England Electric System ...................        62,000           $2,832,625
  PECO Energy Co. ...............................        40,000              885,000
  Potomac Electric Power Co. ....................       114,000            2,857,125
  Public Service Enterprise Group, Inc. .........        64,500            2,442,938
  Puget Sound Energy, Inc. ......................       216,900            6,113,869
  Southern Co. ..................................        57,000            1,578,188
  WPL Holdings, Inc. ............................        92,500            3,116,094
                                                                          ----------
                        TOTAL COMMON STOCKS
                        (Cost $49,834,822)              (26.45%)          60,827,441
                                                       ---------          ----------


                             INTEREST   CREDIT           PAR VALUE
                             RATE       RATING        (000s OMITTED)
                             ----       ------        --------------
LONG-TERM DEBT
Utilities (2.19%)
 K N Energy, Inc.,
  Sr Deb  03-01-28....       7.25%        BBB-           $5,000            5,029,200
                                                                           ---------
                        TOTAL LONG-TERM DEBT
                           (Cost $4,989,223)             (2.19%)           5,029,200
                                                      ----------           ---------












SHORT-TERM INVESTMENTS
Oil & Gas (1.78%)
 Chevron USA, Inc.
  04-01-98                    5.55                        4,092            4,091,698
                                                                         -----------
                  TOTAL SHORT-TERM INVESTMENTS           (1.78%)           4,091,698
                                                      ----------         -----------
                  TOTAL INVESTMENTS                     (99.79%)         229,499,795
                                                      ----------         -----------
                  OTHER ASSETS AND LIABILITIES, NET      (0.21%)             488,770
                                                      ----------         -----------
                  TOTAL NET ASSETS                     (100.00%)         229,988,565
                                                      ==========         ===========


Parenthetical  disclosure  of a  foreign  country  in the  security  description
represents  country  of  foreign  issuer;  however,   security  is  U.S.  dollar
denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

              John Hancock Funds - Patriot Premium Dividend Fund I

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES
Patriot Premium Dividend Fund I (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:


VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,225,714 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires on September 30, 2003. Additionally, net capital losses of $2,399 attributable to security transactions incurred after October 31, 1996 are treated as arising on the first day (October 1, 1997) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through September 30, 1997, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A (DARTS)The Fund issued 685 shares of Dutch Auction Rate Transferable Securities Preferred Stock Series A (DARTS) concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and has been reset every 49 days thereafter by auction. Dividend rates ranged from 3.90% to 4.28% during the period ended March 31, 1998. The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The

              John Hancock Funds - Patriot Premium Dividend Fund I

Fund is required to maintain certain asset coverage with respects to the DARTS, as defined in the Fund's By-Laws.

NOTE B - MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS
Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets. For the period ended March 31, 1998, the advisory fee incurred did not exceed the maximum advisory fee allowed. The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets. Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings. Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the investment to cover the liability are marked to market on a periodic basis to reflect income earned by the investment, and income earned by the investment is recorded on the Fund's books. At March 31, 1998, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $2,192.

NOTE  C - INVESTMENT  TRANSACTIONS
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended March 31, 1998, aggregated $31,075,917 and $33,645,937, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended March 31, 1998.

     The cost of investments owned at March 31, 1998 (including the joint repurchase agreement) for federal income tax purposes was $207,621,067. Gross unrealized appreciation and depreciation of investments aggregated $22,502,928 and $624,200, respectively, resulting in net unrealized appreciation of $21,878,728 for federal tax purposes.

SHAREHOLDER MEETING
On March 5, 1998, the Annual Meeting of John Hancock Patriot Premium Dividend Fund I (the "Fund") was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

     The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                 WITHHELD
                                   FOR           AUTHORITY
                                   ---           ---------
Edward J. Boudreau, Jr.          10,972,605       202,353
Anne C. Hodsdon                  10,930,658       244,299
Steven R. Pruchansky             10,974,784       200,174
Norman H. Smith                  10,966,549       208,408

     The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the Fund for the fiscal year ending September 30,1998, with the votes tabulated as follows: 10,911,754 FOR, 75,511 AGAINST and 188,064 ABSTAINING.

            John Hancock Funds - Patriot Premium Dividend Fund I

INVESTMENT OBJECTIVE AND POLICY
The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its Common Shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

DIVIDEND REINVESTMENT PLAN
The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210 as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account. The

     Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares

            John Hancock Funds - Patriot Premium Dividend Fund I

on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases). Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

                                      NOTES

              John Hancock Funds - Patriot Premium Dividend Fund I

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